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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------

                        DATE OF REPORT: FEBRUARY 4, 2005

                          NORTHFIELD LABORATORIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Delaware                     000-24050                36-3378733
(STATE OR OTHER           (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                       IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                                  1560 Sherman Avenue
                                      Suite 1000
                             Evanston, Illinois 60201-4800
                                    (847) 864-3500
                   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                          INCLUDING AREA CODE OF REGISTRANT'S
                             PRINCIPAL EXECUTIVE OFFICES)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 4, 2005, Northfield Laboratories Inc. (the "Company") entered into an Underwriting Agreement with UBS Securities LLC, SG Cowen & Co. and Harris Nesbitt Corp., as representatives of the underwriters named in Schedule A thereto (the "Underwriting Agreement"), with respect to the offer and sale by the Company of 4,500,000 shares of common stock, par value $.01 per share (the "Common Stock"), at a price to the public of $15.00 per share. Under the terms of the Underwriting Agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 675,000 shares of Common Stock to cover over-allotments, if any. The offering of the Common Stock is being made pursuant to the Company's effective shelf registration statement on Form S-3 (Registration No. 333-121622) (the "Registration Statement"), including a related prospectus as supplemented by a Preliminary Prospectus Supplement dated January 19, 2005 and Prospectus Supplement dated February 4, 2005, which the Company filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

      A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The opinion of counsel regarding the validity of the Common Stock to be issued pursuant to the offering is filed as Exhibit 5.1 hereto. A copy of the Company's press release issued on February 4, 2005 announcing the offering is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

ITEM  9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      Exhibit 1.1 Underwriting Agreement dated February 4, 2005 between Northfield Laboratories Inc. and UBS Securities LLC, SG Cowen & Co. and Harris Nesbitt Corp., as representatives of the several underwriters.

      Exhibit 5.1 Opinion of Baker & McKenzie LLP regarding the validity of the securities to be issued.

      Exhibit 23.1 Consent of Baker & McKenzie LLP (contained in Exhibit
                   5.1 above).

      Exhibit 99.1 Northfield Laboratories Inc. Press Release dated February 4,
                   2005.

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                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Northfield Laboratories Inc.

Date:  February 4, 2005       By:  /s/ Jack J. Kogut
                                   -----------------------------------
                                       Jack J. Kogut
                                       Senior Vice President and Chief Financial
                                       Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                           EXHIBIT DESCRIPTION
-------     --------------------------------------------------------------------

1.1         Underwriting Agreement dated February 4, 2005 between Northfield
            Laboratories Inc. and UBS Securities LLC, SG Cowen & Co. and Harris
            Nesbitt Corp., as representatives of the several underwriters.

5.1 Opinion of Baker & McKenzie LLP regarding the validity of the securities to be issued.

23.1        Consent of Baker & McKenzie LLP (contained in Exhibit 5.1 above).

99.1        Northfield Laboratories Inc. Press Release dated February 4, 2005.
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